TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-145655    HV-3739 – Group Variable Annuity Contracts

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Supplement dated July 6, 2020 to your Prospectus

FUND MERGER

HARTFORD ULTRASHORT BOND HLS FUND

At a meeting held on June 16-17, 2020, the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series II, Inc. approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Hartford U.S. Government Securities HLS Fund (the “Acquired Fund”) into the Hartford Ultrashort Bond HLS Fund (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is expected to close after the close of business on or about September 25, 2020 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Closing Date; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive shares of the Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. The Reorganization does not require shareholder approval. References below to a combined Fund refer to the Acquiring Fund following the completion of the Reorganization.

With respect to the Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the combined Fund will incur lower actual management fees (i.e., the management fee rate payable calculated based on a fund’s asset level) than the shareholders of the Acquired Fund immediately prior to the Reorganization. With respect to the Reorganization, the total annual operating expense ratio of each class of the combined Fund immediately after the Reorganization is expected to be lower than the total annual operating expense ratio of the corresponding class of the Acquired Fund immediately prior to the Reorganization.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Acquired Fund Sub-Account, that amount was merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Acquired Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the

Closing Date, any transaction that includes an allocation to the Acquired Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization. This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Acquired Fund Sub-Account, your enrollment will be automatically replaced by the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Acquired Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE.